Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Stock-Based Award Timing Practices
Stock-based LTI awards are expected to be granted on an annual basis to our executive officers, including the NEOs, in connection with Board and Compensation and Human Capital Committee meetings occurring in the first quarter of each year. The grant date of such awards generally occurs on or around March 1. Other stock-based awards may be granted from time to time in connection with other circumstances, including the hiring or change of responsibilities of an executive officer.
We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. For all stock option awards, the exercise price is the closing price of our common stock on the Nasdaq on the date of the grant. If the grant date falls on a non-trading
day, the exercise price is the closing price of our common stock on the Nasdaq on the last trading day preceding the date of grant.
No stock option awards, including
off-cycle
stock option awards, were granted to our NEOs in fiscal year 2025. We have also not timed the disclosure of material, nonpublic information for the purpose of affecting the value of executive compensation for NEO grants in fiscal year 2025.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false